                                                                    EXHIBIT 99.7

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2
--------------------------------------------------------------------------------


                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $[323,048,000] (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-AB2

                                  (SURF LOGO)

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                               JPMORGAN CHASE BANK
                                     TRUSTEE

                                AUGUST [18], 2005


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                   COMPUTATIONAL MATERIALS FOR SURF 2005-AB2
--------------------------------------------------------------------------------

                               IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


--------------------------------------------------------------------------------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

MORTGAGE LOAN CHARACTERISTICS

Aggregate Outstanding Principal Balance                $116,775,382
Aggregate Original Principal Balance                   $117,070,892
Number of Mortgage Loans                                   562

                                       MINIMUM            MAXIMUM             AVERAGE (1)
                                       -------            -------             -----------
Original Principal Balance            $31,500            $750,000              $208,311
Outstanding Principal Balance         $31,401            $748,347              $207,785

                                       MINIMUM            MAXIMUM         WEIGHTED AVERAGE (2)
                                       -------            -------         --------------------
Original Term (mos)                     180                360                   357
Stated remaining Term (mos)(5)          173                356                   352
Loan Age (mos)(5)                        4                  10                    5
Current Interest Rate                  4.990%            10.350%                6.855%
Initial Interest Rate Cap (3)          1.000%             5.000%                2.859%
Periodic Rate Cap (3)                  1.000%             2.000%                1.186%
Gross Margin (3)                       2.250%             8.750%                6.289%
Maximum Mortgage Rate (3)             10.990%            16.500%               13.111%
Minimum Mortgage Rate (3)              2.250%             9.750%                6.782%
Months to Roll (3)                       1                  56                    21
Original Loan-to-Value                 80.05%            100.00%                91.36%
Credit Score (4)                        624                809                   700

                                      EARLIEST            LATEST
                                      --------            ------
Maturity Date                        02/01/2020         05/01/2035

                                     PERCENT OF                                PERCENT OF
LIEN POSITION                      MORTGAGE POOL   YEAR OF ORIGINATION       MORTGAGE POOL
                                   -------------                             -------------
1st Lien                                  100.00%  2004                                  2.79%
                                                   2005                                 97.21%

OCCUPANCY                                          LOAN PURPOSE
Primary                                    89.30%  Purchase                             36.59%
Second Home                                 0.35%  Refinance - Rate/Term                 8.38%
Investment                                 10.36%  Refinance - Cashout                  55.03%

LOAN TYPE                                          PROPERTY TYPE
Fixed Rate                                 22.49%  Single Family                        72.39%
ARM                                        77.51%  Planned Unit Development              0.41%
                                                   Two- to Four-Family                   0.85%
AMORTIZATION TYPE                                  Condominium                           5.51%
Fully Amortizing                           64.94%  Townhouse                            10.34%
Interest-Only                              34.44%  Rowhouse                             10.35%
Balloon                                     0.62%  Manufactured Housing                  0.15%

----------
(1) Sum of Principal Balance divided by total number of loans.
(2) Weighted by Outstanding Principal Balance.
(3) Adjustable Rate Mortgage Loans only.
(4) Minimum and Weighting only for loans with scores.
(5) As of the Cut-off Date.


MORTGAGE RATES

                             NUMBER     AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                               OF       PRINCIPAL    PERCENT OF     WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     PERCENT
                            MORTGAGE     BALANCE      MORTGAGE      AVERAGE    CREDIT     BALANCE     ORIGINAL      FULL    PERCENT
RANGE OF MORTGAGE RATES      LOANS     OUTSTANDING      POOL         COUPON    SCORE    OUTSTANDING     LTV          DOC       IO
5.500% or less                  14       $3,775,442        3.23%     5.268%      719      $269,674      87.57%      88.47%   72.12%
5.501% to 6.000%                68       17,553,464       15.03      5.877       701       258,139      89.41       65.82    55.22
6.001% to 6.500%                99       23,458,969       20.09      6.343       700       236,959      89.83       55.01    44.41
6.501% to 7.000%               130       30,133,004       25.80      6.827       702       231,792      91.20       45.45    35.69
7.001% to 7.500%               104       19,332,604       16.56      7.305       697       185,890      92.53       43.64    21.52
7.501% to 8.000%                86       14,378,552       12.31      7.778       702       167,192      94.56       28.81    16.84
8.001% to 8.500%                33        4,293,366        3.68      8.278       683       130,102      93.37       39.26     1.22
8.501% to 9.000%                22        3,166,583        2.71      8.787       699       143,936      94.84       22.81     0.00
9.001% to 9.500%                 4          546,784        0.47      9.449       708       136,696      92.98       16.91     0.00
9.501% to 10.000%                1           91,670        0.08      9.750       660        91,670      85.00        0.00     0.00
10.001% to 10.500%               1           44,944        0.04     10.350       661        44,944     100.00      100.00     0.00
                               ---     ------------      ------     ------       ---      --------     ------      ------    -----
TOTAL:                         562     $116,775,382      100.00%     6.855%      700      $207,785      91.36%      48.48%   34.44%
                               ===     ============      ======     ======       ===      ========     ======      ======    =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.990% per annum to 10.350% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.855% per annum.

REMAINING MONTHS TO STATED MATURITY

                             NUMBER     AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
RANGE OF                       OF       PRINCIPAL    PERCENT OF     WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     PERCENT
REMAINING MONTHS            MORTGAGE     BALANCE      MORTGAGE      AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL     PERCENT
TO STATED MATURITY           LOANS     OUTSTANDING      POOL         COUPON    SCORE    OUTSTANDING     LTV         DOC       IO
169 to 180                       8       $1,245,337        1.07%     6.945%      735      $155,667      92.62%      68.72%    0.00%
229 to 240                       6        1,076,563        0.92      6.403       703       179,427      90.13       79.48     0.00
349 to 360                     548      114,453,482       98.01      6.858       700       208,857      91.36       47.97    35.14
                               ---      -----------       -----      -----       ---      --------      -----       -----    -----
Total:                         562      116,775,382        1.00      0.069       700       207,785       0.91        0.48     0.34
                               ===      ===========       =====      =====       ===      ========      =====       =====    =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 173 months to 356 months and the weighted average remaining term to stated maturity of the Mortgage Loans was approximately 352 months.



ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                             NUMBER     AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                               OF       PRINCIPAL    PERCENT OF     WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     PERCENT
RANGE OF ORIGINAL MORTGAGE  MORTGAGE     BALANCE      MORTGAGE      AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL     PERCENT
LOAN PRINCIPAL BALANCES      LOANS     OUTSTANDING      POOL         COUPON    SCORE    OUTSTANDING     LTV         DOC       IO
$50,000 or less                  4         $174,701        0.15%     8.927%      666       $43,675      95.43%      43.70%    0.00%
$50,001 to $100,000             98        7,583,303        6.49      7.593       696        77,381      92.94       68.99     0.69
$100,001 to $150,000           127       15,891,469       13.61      7.061       704       125,130      93.45       69.09    14.82
$150,001 to $200,000            85       14,689,485       12.58      7.029       695       172,817      93.41       48.79    24.41
$200,001 to $250,000            74       16,477,046       14.11      6.709       703       222,663      91.13       55.28    35.58
$250,001 to $300,000            52       14,335,726       12.28      6.768       699       275,687      90.07       50.23    34.94
$300,001 to $350,000            60       19,372,214       16.59      6.775       698       322,870      90.71       30.12    33.76
$350,001 to $400,000            18        6,775,916        5.80      6.542       700       376,440      90.35       50.67    55.39
$400,001 to $450,000            21        8,841,860        7.57      6.516       705       421,041      90.48       47.73    57.33
$450,001 to $500,000             8        3,838,867        3.29      6.346       708       479,858      88.85       24.87    87.02
$500,001 to $550,000             5        2,566,465        2.20      6.641       698       513,293      89.35       20.36    40.23
$550,001 to $600,000             6        3,459,511        2.96      6.980       689       576,585      90.81       33.11    83.21
$600,001 to $650,000             1          622,154        0.53      6.990       719       622,154      85.00        0.00     0.00
$650,001 to $700,000             1          655,318        0.56      6.825       753       655,318      90.00        0.00     0.00
$700,001 to $750,000             2        1,491,347        1.28      7.227       707       745,673      87.83       49.82    49.82
                               ---      -----------       -----      -----       ---       -------      -----       -----    -----
Total:                         562      116,775,382        1.00      0.069       700       207,785       0.91        0.48     0.34
                               ===      ===========       =====      =====       ===       =======      =====       =====    =====

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $31,401 to approximately $748,347 and the average outstanding principal balance of the Mortgage Loans was approximately $207,785.



PRODUCT TYPES

                             NUMBER     AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                               OF       PRINCIPAL    PERCENT OF     WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     PERCENT
                            MORTGAGE     BALANCE      MORTGAGE      AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL     PERCENT
PRODUCT TYPES                LOANS     OUTSTANDING      POOL         COUPON    SCORE    OUTSTANDING     LTV         DOC       IO
Balloon Loans                    5         $718,602        0.62%     7.589%      726      $143,720      94.41%      49.93%    0.00%
15 to 19 Year Fixed Loans        4          635,540        0.54      6.395       748       158,885      91.87       78.20     0.00
20 to 24 Year Fixed Loans        6        1,076,563        0.92      6.403       703       179,427      90.13       79.48     0.00
30 Year Fixed Loans            119       23,834,110       20.41      6.815       705       200,287      90.85       48.89     9.29
Six-Month LIBOR Loans            3          304,264        0.26      7.457       693       101,421     100.00       78.68     0.00
2/28 LIBOR ARM                 303       68,191,232       58.40      6.891       696       225,054      91.19       45.92    42.36
2/1 LIBOR ARM                   35        4,725,247        4.05      7.260       704       135,007      94.84       35.93     0.00
3/27 LIBOR ARM                  75       15,686,620       13.43      6.611       706       209,155      91.33       57.67    58.14
3/1 LIBOR ARM                    8          921,983        0.79      7.285       696       115,248      97.82       61.45     0.00
5/25 LIBOR ARM                   4          681,220        0.58      7.015       700       170,305      88.36       57.64     0.00
                               ---      -----------       -----      -----       ---       -------     ------      ------    -----
Total:                         562      116,775,382        1.00      0.069       700       207,785       0.91        0.48     0.34
                               ===      ===========       =====      =====       ===       =======     ======      ======    =====

STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                             NUMBER     AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                               OF       PRINCIPAL    PERCENT OF     WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     PERCENT
                            MORTGAGE     BALANCE      MORTGAGE      AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL     PERCENT
STATE                        LOANS     OUTSTANDING      POOL         COUPON    SCORE    OUTSTANDING     LTV         DOC       IO
Alabama                          4         $395,709        0.34%     7.200%      709       $98,927      96.50%      42.94%    0.00%
Arizona                         18        2,999,632        2.57      6.731       700       166,646      91.95       37.43    38.71
Arkansas                         2          305,064        0.26      6.300       711       152,532      93.56       35.60     0.00
California                      83       28,180,003       24.13      6.494       697       339,518      88.45       44.56    69.29
Colorado                         9        1,246,812        1.07      7.113       703       138,535      93.14       37.09    46.45
Connecticut                     15        3,441,090        2.95      6.918       702       229,406      89.89       43.92    11.61
Delaware                         2          400,224        0.34      8.131       672       200,112      96.44        0.00     0.00
District of Columbia             1          336,517        0.29      7.650       674       336,517      95.00        0.00     0.00
Florida                         54        9,527,469        8.16      7.054       698       176,435      92.06       58.75    28.31
Georgia                         26        4,090,996        3.50      7.110       680       157,346      92.35       56.52    26.57
Hawaii                           2          568,117        0.49      7.308       681       284,059      90.80       61.34    61.34
Idaho                            3          571,511        0.49      6.777       704       190,504      94.11      100.00    79.39
Illinois                        37        7,789,420        6.67      7.079       710       210,525      91.22       44.79    24.12
Indiana                         15        1,608,924        1.38      7.064       703       107,262      92.19       79.38    14.08
Iowa                             4          436,540        0.37      8.157       675       109,135      98.00       44.95     0.00
Kansas                           7          880,918        0.75      6.648       709       125,845      93.58       51.42     0.00
Kentucky                         7        1,553,887        1.33      7.476       704       221,984      97.49       31.67    37.29
Louisiana                        2          176,609        0.15      7.875       738        88,305      94.24        0.00     0.00
Maine                            1          219,746        0.19      8.750       679       219,746     100.00      100.00     0.00
Maryland                        18        4,243,492        3.63      6.551       712       235,750      90.47       40.27    45.32
Massachusetts                    9        2,527,301        2.16      6.891       702       280,811      89.30       28.90     9.06
Michigan                        20        2,161,315        1.85      7.291       696       108,066      93.40       70.86     0.00
Minnesota                       12        2,152,672        1.84      6.960       696       179,389      93.92       50.68    11.89
Missouri                        22        2,647,924        2.27      7.539       696       120,360      94.37       55.97    20.57
Montana                          1          158,500        0.14      7.375       716       158,500      94.97        0.00   100.00
Nevada                           4        1,311,545        1.12      6.200       688       327,886      87.71       45.17    30.88
New Hampshire                    2          458,227        0.39      6.479       714       229,113      92.40       51.90    48.10
New Jersey                      17        4,999,882        4.28      6.550       696       294,111      93.06       54.82    24.49
New York                        27        7,826,808        6.70      6.853       699       289,882      90.85       36.21    12.64
North Carolina                   8        1,014,082        0.87      7.130       728       126,760      95.56       88.62    11.36
North Dakota                     2          221,348        0.19      7.647       688       110,674      96.60        0.00     0.00
Ohio                            26        3,616,446        3.10      7.132       708       139,094      90.68       67.07    11.64
Oregon                           5        1,254,062        1.07      6.841       728       250,812      91.03       34.32    13.42
Pennsylvania                    27        4,681,710        4.01      6.838       691       173,397      94.09       60.60    10.81
Rhode Island                     6        1,268,513        1.09      6.281       696       211,419      88.09       40.38    32.88
South Carolina                   4          505,784        0.43      6.997       708       126,446      95.95      100.00    40.46
South Dakota                     1          202,916        0.17      5.990       744       202,916      95.00      100.00     0.00
Tennessee                       10        1,309,557        1.12      7.923       718       130,956      96.80       54.61     0.00
Texas                            9        1,470,301        1.26      6.826       702       163,367      94.19       36.32    30.10
Utah                             5          684,127        0.59      7.401       719       136,825      96.22       30.19    26.97
Virginia                        14        3,850,215        3.30      6.757       713       275,015      92.68       29.85    68.27
Washington                       7        1,361,221        1.17      7.157       703       194,460      91.93       62.11     0.00
West Virginia                    3          682,525        0.58      6.900       706       227,508      94.51       86.41     0.00
Wisconsin                       11        1,435,721        1.23      7.198       700       130,520      92.41       64.53    17.18
                               ---      -----------        ----      -----       ---       -------      -----      ------   ------
Total:                         562      116,775,382        1.00      0.069       700       207,785       0.91        0.48     0.34
                               ===      ===========        ====      =====       ===       =======      =====      ======   ======

(1) No more than approximately 1.13% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.


AMORTIZATION TYPE

                             NUMBER     AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                               OF       PRINCIPAL    PERCENT OF     WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     PERCENT
                            MORTGAGE     BALANCE      MORTGAGE      AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL     PERCENT
AMORTIZATION TYPE            LOANS     OUTSTANDING      POOL         COUPON    SCORE    OUTSTANDING     LTV         DOC       IO
Fully Amortizing               417      $75,833,864       64.94%     7.054%      702      $181,856      92.07%      48.25%    0.00%
Balloon                          5          718,602        0.62      7.589       726       143,720      94.41       49.93     0.00
60 Month Interest-Only         140       40,222,916       34.44      6.467       697       287,307      89.96       48.90   100.00
                               ---      -----------       -----      -----       ---      --------      -----       -----   ------
Total:                         562      116,775,382        1.00      0.069       700       207,785       0.91        0.48     0.34
                               ===      ===========       =====      =====       ===      ========      =====       =====   ======



ORIGINAL LOAN-TO-VALUE RATIOS

                             NUMBER     AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                               OF       PRINCIPAL    PERCENT OF     WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     PERCENT
RANGE OF ORIGINAL           MORTGAGE     BALANCE      MORTGAGE      AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL     PERCENT
LOAN-TO-VALUE RATIOS         LOANS     OUTSTANDING      POOL         COUPON    SCORE    OUTSTANDING     LTV         DOC       IO
80.01% to 85.00%               113      $26,025,179       22.29%     6.556%      698      $230,311      84.31%      44.27%   41.58%
85.01% to 90.00%               215       47,261,982       40.47      6.752       698       219,823      89.46       48.69    39.49
90.01% to 95.00%                78       18,895,199       16.18      6.994       697       242,246      94.80       32.90    35.12
95.01% to 100.00%              156       24,593,021       21.06      7.263       710       157,648      99.83       64.52    16.68
                               ---      -----------       -----      -----       ---      --------      -----       -----    -----
Total:                         562      116,775,382        1.00      0.069       700       207,785       0.91        0.48     0.34
                               ===      ===========       =====      =====       ===      ========      =====       =====    =====

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 80.05% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 0.00% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 0.00%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 0.00%.

MORTGAGE INSURANCE

                             NUMBER     AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                               OF       PRINCIPAL    PERCENT OF     WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     PERCENT
                            MORTGAGE     BALANCE      MORTGAGE      AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL     PERCENT
MORTGAGE INSURANCE           LOANS     OUTSTANDING      POOL         COUPON    SCORE    OUTSTANDING     LTV         DOC       IO
PMI Mortgage
Insurance Corp.                560     $116,539,258       99.80%     6.853%      700      $208,106      91.36%      48.38%   34.51%
Mortgage Guaranty
  Insurance Corp.                2          236,124        0.20      7.944       639       118,062      90.57      100.00     0.00
                               ---     ------------       -----      -----       ---      --------      -----      ------    -----
Total:                         562      116,775,382        1.00      0.069       700       207,785       0.91        0.48     0.34
                               ===     ============       =====      =====       ===      ========      =====      ======    =====



LOAN PURPOSE

                             NUMBER     AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                               OF       PRINCIPAL    PERCENT OF     WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     PERCENT
                            MORTGAGE     BALANCE      MORTGAGE      AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL     PERCENT
LOAN PURPOSE                 LOANS     OUTSTANDING      POOL         COUPON    SCORE    OUTSTANDING     LTV         DOC       IO
Refinance - Cashout            293      $64,260,262       55.03%     6.728%      697      $219,318      90.14%      45.45%   34.56%
Purchase                       224       42,726,043       36.59      7.121       704       190,741      93.68       51.06    31.64
Refinance - Rate/Term           45        9,789,077        8.38      6.532       706       217,535      89.24       57.19    45.96
                               ---     ------------      ------      -----       ---      --------      -----       -----    -----
TOTAL:                         562     $116,775,382      100.00%     6.855%      700      $207,785      91.36%      48.48%   34.44%
                               ===     ============      ======      =====       ===      ========      =====       =====    =====



PROPERTY TYPE

                             NUMBER     AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                               OF       PRINCIPAL    PERCENT OF     WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     PERCENT
                            MORTGAGE     BALANCE      MORTGAGE      AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL     PERCENT
PROPERTY TYPE                LOANS     OUTSTANDING      POOL         COUPON    SCORE    OUTSTANDING     LTV         DOC       IO
Single Family                  412      $84,534,383       72.39%     6.856%      698      $205,181      91.54%      46.02%   35.51%
Rowhouse                         3          472,979        0.41      6.030       745       157,660      92.88      100.00     0.00
Townhouse                        7          992,215        0.85      6.833       712       141,745      95.05       65.42     0.00
Condominium                     37        6,429,642        5.51      6.845       710       173,774      90.31       74.70    33.67
Two- to Four-Family             50       12,078,168       10.34      7.119       707       241,563      89.71       41.73    14.57
Manufactured Housing             2          176,898        0.15      8.142       678        88,449      84.91      100.00     0.00
Planned Unit Development        51       12,091,097       10.35      6.606       699       237,080      92.06       54.39    51.96
                               ---     ------------      ------      -----       ---      --------      -----       -----    -----
TOTAL:                         562     $116,775,382      100.00%     6.855%      700      $207,785      91.36%      48.48%   34.44%
                               ===     ============      ======      =====       ===      ========      =====       =====    =====



DOCUMENTATION

                             NUMBER     AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                               OF       PRINCIPAL    PERCENT OF     WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     PERCENT
                            MORTGAGE     BALANCE      MORTGAGE      AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL     PERCENT
DOCUMENTATION                LOANS     OUTSTANDING      POOL         COUPON    SCORE    OUTSTANDING     LTV         DOC       IO
Stated Documentation           250      $59,719,414       51.14%     7.051%      701      $238,878      90.89%       0.00%   34.42%
Full Documentation             309       56,618,180       48.48      6.637       699       183,230      91.85      100.00    34.74
No Documentation                 3          437,787        0.37      8.316       718       145,929      91.77        0.00     0.00
                               ---     ------------      ------      -----       ---      --------      -----      ------    -----
TOTAL:                         562     $116,775,382      100.00%     6.855%      700      $207,785      91.36%      48.48%   34.44%
                               ===     ============      ======      =====       ===      ========      =====      ======    =====



OCCUPANCY

                             NUMBER     AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                               OF       PRINCIPAL    PERCENT OF     WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     PERCENT
                            MORTGAGE     BALANCE      MORTGAGE      AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL     PERCENT
OCCUPANCY                    LOANS     OUTSTANDING      POOL         COUPON    SCORE    OUTSTANDING     LTV         DOC       IO
Primary                        475     $104,276,260       89.30%     6.785%      701      $219,529      91.72%      45.05%   38.57%
Investment                      82       12,094,540       10.36      7.415       697       147,494      88.34       77.82     0.00
Second Home                      5          404,582        0.35      8.239       682        80,916      88.79       56.47     0.00
                               ---     ------------      ------      -----       ---      --------      -----       -----    -----
TOTAL:                         562     $116,775,382      100.00%     6.855%      700      $207,785      91.36%      48.48%   34.44%
                               ===     ============      ======      =====       ===      ========      =====       =====    =====

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.



MORTGAGE LOANS AGE SUMMARY

                             NUMBER     AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                               OF       PRINCIPAL    PERCENT OF     WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     PERCENT
MORTGAGE LOANS AGE          MORTGAGE     BALANCE      MORTGAGE      AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL     PERCENT
(MONTHS)                     LOANS     OUTSTANDING      POOL         COUPON    SCORE    OUTSTANDING     LTV         DOC       IO
4                              111      $25,377,197       21.73%     6.783%      704      $228,623      90.75%      44.86%   42.51%
5                              251       52,012,489       44.54      6.830       696       207,221      90.70       48.92    34.38
6                              120       24,405,215       20.90      6.834       701       203,377      92.65       56.49    36.28
7                               67       12,355,077       10.58      7.024       711       184,404      92.60       43.08    21.83
8                               12        2,242,355        1.92      7.185       691       186,863      91.21       30.40     0.00
10                               1          383,050        0.33      9.000       769       383,050     100.00        0.00     0.00
                               ---      -----------        ----      -----       ---      --------     ------       -----    -----
Total:                         562      116,775,382        1.00      0.069       700       207,785       0.91        0.48     0.34
                               ===      ===========        ====      =====       ===      ========     ======       =====    =====

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 5 months.

ORIGINAL PREPAYMENT PENALTY TERM

                             NUMBER     AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                               OF       PRINCIPAL    PERCENT OF     WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     PERCENT
ORIGINAL PREPAYMENT         MORTGAGE     BALANCE      MORTGAGE      AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL     PERCENT
PENALTY TERM                 LOANS     OUTSTANDING      POOL         COUPON    SCORE    OUTSTANDING     LTV         DOC       IO
None                            69      $12,226,935       10.47%     7.271%      703      $177,202      92.09%      55.66%   14.49%
6 Months                         1          169,208        0.14      7.350       711       169,208      85.00        0.00     0.00
12 Months                       34        9,828,914        8.42      7.170       701       289,086      90.91       43.83    28.54
24 Months                      243       52,633,122       45.07      6.819       696       216,597      91.26       43.38    44.86
36 Months                      138       25,472,494       21.81      6.768       705       184,583      91.82       58.85    33.83
60 Months                       77       16,444,709       14.08      6.604       704       213,568      90.75       46.71    20.78
                               ---      -----------       -----      -----       ---       -------      -----       -----    -----
Total:                         562      116,775,382        1.00      0.069       700       207,785       0.91        0.48     0.34
                               ===      ===========       =====      =====       ===       =======      =====       =====    =====

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties was approximately 31 months.


CREDIT SCORES

                             NUMBER     AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                               OF       PRINCIPAL    PERCENT OF     WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     PERCENT
                            MORTGAGE     BALANCE      MORTGAGE      AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL     PERCENT
RANGE OF CREDIT SCORES       LOANS     OUTSTANDING      POOL         COUPON    SCORE    OUTSTANDING     LTV         DOC       IO
601 to 625                       1         $166,048        0.14%     8.500%      624      $166,048      86.59%     100.00%    0.00%
626 to 650                       1           52,500        0.04      8.375       640        52,500      87.50      100.00   100.00
651 to 675                     136       27,725,986       23.74      6.947       667       203,868      89.97       50.96    39.27
676 to 700                     194       39,170,258       33.54      6.900       687       201,909      91.53       47.47    37.04
701 to 725                     122       26,741,981       22.90      6.776       712       219,197      91.87       45.42    31.46
726 to 750                      65       13,860,336       11.87      6.752       736       213,236      92.40       56.27    25.98
751 to 775                      29        6,146,556        5.26      6.759       759       211,950      91.54       34.34    31.64
776 to 800                       9        2,254,806        1.93      6.685       786       250,534      92.95       59.26    36.11
801 to 825                       5          656,911        0.56      6.613       805       131,382      91.29       43.26     0.00
                               ---     ------------      ------      -----       ---      --------      -----      ------   ------
TOTAL:                         562     $116,775,382      100.00%     6.855%      700      $207,785      91.36%      48.48%   34.44%
                               ===     ============      ======      =====       ===      ========      =====      ======   ======

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 624 to 809 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 700.


CREDIT GRADE

                             NUMBER     AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                               OF       PRINCIPAL    PERCENT OF     WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     PERCENT
                            MORTGAGE     BALANCE      MORTGAGE      AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL     PERCENT
CREDIT GRADE                 LOANS     OUTSTANDING      POOL         COUPON    SCORE    OUTSTANDING     LTV         DOC       IO
PA3                              2         $218,548        0.19%     8.470%      628      $109,274      86.81%     100.00%   24.02%
SA1                            388       81,854,659        70.1      6.805       714       210,966      91.79       46.16    33.14
SA2                            172       34,702,175       29.72      6.964       669       201,757      90.37       53.64    37.59
                               ---      -----------       -----    -------       ---       -------      -----      ------    -----
Total:                         562      116,775,382           1    0.06855       700       207,785       0.91        0.48     0.34
                               ===      ===========       =====    =======       ===       =======      =====      ======    =====



GROSS MARGINS

                             NUMBER     AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                               OF       PRINCIPAL    PERCENT OF     WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     PERCENT
                            MORTGAGE     BALANCE      MORTGAGE      AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL     PERCENT
RANGE OF GROSS MARGINS       LOANS     OUTSTANDING      POOL         COUPON    SCORE    OUTSTANDING     LTV         DOC       IO
2.001% to 2.500%                 1         $166,048        0.18%     8.500%      624      $166,048      86.59%     100.00%    0.00%
2.501% to 3.000%                 1          229,000        0.25      6.300       697       229,000     100.00      100.00   100.00
3.001% to 3.500%                 2          652,481        0.72      6.311       674       326,240      88.17       23.66     0.00
3.501% to 4.000%                 1          312,586        0.35      6.150       682       312,586      95.00        0.00     0.00
4.001% to 4.500%                 3          691,000        0.76      7.200       694       230,333      94.43       66.93     0.00
4.501% to 5.000%                18        4,770,539        5.27      5.899       708       265,030      90.42       87.72    49.11
5.001% to 5.500%                37        9,213,637       10.18      6.232       707       249,017      90.79       57.66    57.19
5.501% to 6.000%                69       15,735,741       17.39      6.475       701       228,054      90.03       40.37    43.77
6.001% to 6.500%               105       21,259,980       23.49      6.883       701       202,476      91.95       52.87    47.03
6.501% to 7.000%               128       27,333,573       30.20      7.117       691       213,544      91.04       48.60    41.65
7.001% to 7.500%                33        6,395,338        7.07      7.607       702       193,798      93.86       22.05    26.31
7.501% to 8.000%                19        2,629,616        2.91      8.028       699       138,401      96.39       10.79     8.14
8.001% to 8.500%                 8          895,511        0.99      8.537       704       111,939      97.73       13.00     0.00
8.501% to 9.000%                 3          225,517        0.25      9.233       691        75,172      93.90       26.58     0.00
                               ---       ----------       -----      -----       ---      --------     ------      ------   ------
Total:                         428       90,510,566        1.00      0.069       698       211,473       0.91        0.48     0.42
                               ===       ==========       =====      =====       ===      ========     ======      ======   ======

As of the Cut-off Date, the Gross Margins for the Adjustable Rate Mortgage Loans ranged from 2.250% per annum to 8.750% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.289% per annum.

MAXIMUM MORTGAGE RATES

                             NUMBER     AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                               OF       PRINCIPAL    PERCENT OF     WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     PERCENT
RANGE OF MAXIMUM            MORTGAGE     BALANCE      MORTGAGE      AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL     PERCENT
MORTGAGE RATES               LOANS     OUTSTANDING      POOL         COUPON    SCORE    OUTSTANDING     LTV         DOC       IO
11.500% or less                 11       $2,805,769        3.10%     5.298%      724      $255,070      88.74%      84.49%   85.69%
11.501% to 12.000%              36        9,533,703       10.53      5.819       703       264,825      89.96       60.03    66.35
12.001% to 12.500%              55       13,253,574       14.64      6.318       697       240,974      90.57       56.46    60.06
12.501% to 13.000%              88       20,299,110       22.43      6.671       699       230,672      91.06       52.38    53.02
13.001% to 13.500%              80       16,269,264       17.97      7.109       697       203,366      92.52       41.61    40.40
13.501% to 14.000%              76       15,468,262       17.09      7.382       704       203,530      93.17       35.73    23.06
14.001% to 14.500%              42        7,239,762        8.00      7.654       684       172,375      91.23       43.44     5.78
14.501% to 15.000%              28        4,472,669        4.94      8.237       686       159,738      91.65       22.09     0.00
15.001% to 15.500%               7          686,482        0.76      8.337       684        98,069      90.37       73.03     0.00
15.501% to 16.000%               4          427,109        0.47      8.988       692       106,777      94.07       27.12     0.00
16.001% to 16.500%               1           54,863        0.06      9.500       684        54,863     100.00        0.00     0.00
                               ---      -----------      ------      -----       ---      --------     ------       -----    -----
TOTAL:                         428      $90,510,566      100.00%     6.869%      698      $211,473      91.48%      47.79%   41.99%
                               ===      ===========      ======      =====       ===      ========     ======       =====    =====

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.990% per annum to 16.500% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.111% per annum.

NEXT RATE ADJUSTMENT DATE

                             NUMBER     AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                               OF       PRINCIPAL    PERCENT OF     WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     PERCENT
                            MORTGAGE     BALANCE      MORTGAGE      AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL     PERCENT
NEXT RATE ADJUSTMENT DATE    LOANS     OUTSTANDING      POOL         COUPON    SCORE    OUTSTANDING     LTV         DOC       IO
October 2005                     1          $64,868        0.07%     7.990%      698       $64,868     100.00%       0.00%    0.00%
November 2005                    1           89,859        0.10      7.250       716        89,859     100.00      100.00     0.00
March 2006                       1          149,537        0.17      7.350       676       149,537     100.00      100.00     0.00
January 2007                     8        1,768,912        1.95      7.146       690       221,114      90.57       31.19     0.00
February 2007                   36        6,322,938        6.99      7.111       710       175,637      93.29       40.65    24.20
March 2007                      65       14,214,156       15.70      6.923       697       218,679      93.04       48.54    37.22
April 2007                     166       36,390,097       40.21      6.898       695       219,217      90.94       46.71    37.86
May 2007                        63       14,220,376       15.71      6.834       697       225,720      90.34       42.13    58.31
January 2008                     3          343,533        0.38      7.267       698       114,511      96.10        0.00     0.00
February 2008                   13        2,322,816        2.57      6.865       717       178,678      92.94       44.04    50.25
March 2008                      18        3,406,471        3.76      6.058       697       189,248      93.29       96.13    71.22
April 2008                      30        6,011,378        6.64      6.691       695       200,379      89.27       56.00    58.99
May 2008                        19        4,524,403        5.00      6.880       721       238,126      92.72       43.08    43.77
February 2010                    2          404,939        0.45      6.957       703       202,469      90.00       28.73     0.00
May 2010                         2          276,281        0.31      7.100       696       138,141      85.96      100.00     0.00
                               ---       ----------       -----      -----       ---       -------      -----      ------    -----
Total:                         428       90,510,566        1.00      0.069       698       211,473       0.91        0.48     0.42
                               ===       ==========       =====      =====       ===       =======      =====      ======    =====

RANGE OF MORTGAGE RATES-ARM

                             NUMBER     AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                               OF       PRINCIPAL    PERCENT OF     WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     PERCENT
                            MORTGAGE     BALANCE      MORTGAGE      AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL     PERCENT
NEXT RATE ADJUSTMENT DATE    LOANS     OUTSTANDING      POOL         COUPON    SCORE    OUTSTANDING     LTV         DOC       IO
5.500% or less                  13       $3,572,887        3.95%     5.255%      719      $274,837      87.64%      87.82%   76.21%
5.501% to 6.000%                45       12,109,938       13.38      5.845       700       269,110      89.47       68.53    75.42
6.001% to 6.500%                69       16,812,245       18.57      6.348       696       243,656      90.08       54.67    61.97
6.501% to 7.000%               103       23,886,857       26.39      6.835       700       231,911      91.26       46.04    40.52
7.001% to 7.500%                87       16,630,664       18.37      7.310       696       191,157      92.85       42.29    25.02
7.501% to 8.000%                65       11,260,998       12.44      7.778       702       173,246      94.49       24.72    16.35
8.001% to 8.500%                26        3,636,988        4.02      8.277       682       139,884      92.84       37.32     1.44
8.501% to 9.000%                17        2,403,021        2.65      8.741       691       141,354      93.60       18.95     0.00
9.001% to 9.500%                 2          105,297        0.12      9.452       686        52,648      97.61        0.00     0.00
9.501% to 10.000%                1           91,670        0.10      9.750       660        91,670      85.00        0.00     0.00
                               ---      -----------      ------      -----       ---      --------      -----       -----    -----
TOTAL:                         428      $90,510,566      100.00%     6.869%      698      $211,473      91.48%      47.79%   41.99%
                               ===      ===========      ======      =====       ===      ========      =====       =====    =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.990% per annum to 9.750% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.869% per annum.

   RANGE OF MORTGAGE RATES-FRM

                             NUMBER     AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED
                               OF       PRINCIPAL    PERCENT OF     WEIGHTED  AVERAGE    PRINCIPAL    AVERAGE     PERCENT
                            MORTGAGE     BALANCE      MORTGAGE      AVERAGE    CREDIT     BALANCE     ORIGINAL     FULL     PERCENT
NEXT RATE ADJUSTMENT DATE    LOANS     OUTSTANDING      POOL         COUPON    SCORE    OUTSTANDING     LTV         DOC       IO
5.500% or less                   1         $202,555        0.77%     5.500%      708      $202,555      86.38%     100.00%    0.00%
5.501% to 6.000%                23        5,443,527       20.73      5.947       704       236,675      89.26       59.79    10.29
6.001% to 6.500%                30        6,646,723       25.31      6.331       711       221,557      89.20       55.87     0.00
6.501% to 7.000%                27        6,246,147       23.78      6.797       710       231,339      90.96       43.17    17.20
7.001% to 7.500%                17        2,701,939       10.29      7.274       698       158,938      90.61       51.97     0.00
7.501% to 8.000%                21        3,117,554       11.87      7.781       703       148,455      94.80       43.59    18.59
8.001% to 8.500%                 7          656,377        2.50      8.286       690        93,768      96.34       50.02     0.00
8.501% to 9.000%                 5          763,563        2.91      8.934       722       152,713      98.72       34.97     0.00
9.001% to 9.500%                 2          441,487        1.68      9.448       713       220,744      91.87       20.94     0.00
10.001% to 10.500%               1           44,944        0.17     10.350       661        44,944     100.00      100.00     0.00
                               ---      -----------      ------     ------       ---      --------     ------      ------    -----
TOTAL:                         134      $26,264,816      100.00%     6.809%      707      $196,006      90.94%      50.88%    8.43%
                               ===      ===========      ======     ======       ===      ========     ======      ======    =====

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 5.500% per annum to 10.350% per annum and the weighted average Mortgage Rate of the Mortgage Loans was approximately 6.809% per annum.